UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

July 28, 2014	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road
Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 28, 2014, Parks America, Inc. (the “Company”) was notified by Silberstein Ungar, PLLC (“Silbersten Ungar”), the Company’s independent registered accounting firm, that its principals joined the accounting firm of KLJ & Associates, LLP (“KLJ & Associates”). As a result, on July 28, 2014, Silberstein Ungar resigned as the Company’s independent registered public accounting firm. On July 31, 2014, the Company’s Board of Directors approved the engagement of KLJ & Associates as the Company’s independent registered public accounting firm.

The audit reports of Silberstein Ungar on our consolidated financial statements for the fiscal years ended September 29, 2013 and September 30, 2012 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 29, 2013 and September 30, 2012, and through the subsequent interim period preceding Silberstein Ungar’s resignation, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended) with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Silberstein Ungar would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal years ended September 29, 2013 and September 30, 2012, and through the interim subsequent period preceding Silberstein Ungar’s resignation, there were not reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended September 29, 2013 and September 30, 2012, and through the subsequent interim period preceding KLJ & Associates’ engagement, the Company did not consult with KLJ & Associates on either (1) the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that may be rendered on the Company’s financial statements, and KLJ & Associates did not provide a written report or oral advice to the Company that KLJ & Associates concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Silberstein Ungar was provided with a copy of this Current Report on Form 8-K and the Company requested Silberstein Ungar furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made herein. As copy of such letter, dated July 29, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit

16.1	Letter of agreement from Silberstein Unger, PLLC, to the Securities and Exchange Commission dated July 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2014
PARKS! AMERICA, INC.

	By:	/s/ Dale Van Voorhis
	Name:	Dale Van Voorhis
	Title:	Chief Executive Officer and
Chairman of the Board

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